Exhibit 99.2

NATIONAL BANCSHARES CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

(dollars in thousands)

	March 31, 2015	December 31, 2014
ASSETS
Cash and due from banks	$29,498	$28,901
Securities available for sale	83,781	77,865
Restricted equity securities	3,227	3,224
Loans held for sale	950	479
Loans, net of allowance for loan losses:
March 31, 2015 - $4,023; December 31, 2014 - $4,063	407,897	398,582
Premises and equipment, net	8,694	8,837
Goodwill	4,723	4,723
Accrued interest receivable	1,694	1,618
Bank owned life insurance	2,872	2,856
Other real estate owned	743	743
Other assets	1,893	1,771

Total assets	$545,972	$529,599

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest bearing	$102,907	$111,718
Interest bearing	314,514	306,614

Total deposits	417,421	418,332
Repurchase agreements	12,534	16,505
Federal Home Loan Bank advances	57,000	38,000
Accrued interest payable	185	176
Accrued expenses and other liabilities	4,830	4,056

Total liabilities	491,970	477,069
SHAREHOLDERS’ EQUITY
Common stock, no par value; 6,000,000 shares authorized; 2,289,528 shares issued	11,447	11,447
Additional paid-in capital	5,017	5,005
Retained earnings	36,023	34,767
Treasury stock, at cost (57,434 and 60,955 shares)	(1,126)	(1,195)
Accumulated other comprehensive income	2,641	2,506

Total shareholders’ equity	54,002	52,530

Total liabilities and shareholders’ equity	$545,972	$529,599

See accompanying notes to consolidated financial statements.

NATIONAL BANCSHARES CORPORATION

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(dollars in thousands, except per share data)

	Three months ended
	March 31, 2015	March 31, 2014
Interest and dividend income
Loans, including fees	$4,311	$3,671
Securities:
Taxable	204	273
Nontaxable	387	401
Federal funds sold and other	15	20

Total interest and dividend income	4,917	4,365
Interest expense
Deposits	318	324
Short-term borrowings	6	6
Federal Home Loan Bank advances	39	43

Total interest expense	363	373

Net interest income	4,554	3,992
Provision for loan losses	0	148

Net interest income after provision for loan losses	4,554	3,844
Noninterest income
Checking account fees	217	223
Visa check card interchange fees	152	144
Deposit and miscellaneous service fees	92	87
Mortgage banking activities	203	106
Securities gains, net	0	128
Other	55	38

Total noninterest income	719	726
Noninterest expense
Salaries and employee benefits	1,579	1,589
Data processing	254	163
Net occupancy	257	277
Merger related expenses	239	0
FDIC assessment	72	60
Professional and consulting fees	103	92
Franchise tax	105	90
Maintenance and repairs	65	83
Telephone	50	51
Marketing	56	61
Director fees	41	43
Director pension expense	36	1
Software license and maintenance fees	37	43
Postage and supplies	65	74
Other	238	255

Total noninterest expense	3,197	2,882

Income before income tax expense	2,076	1,688
Income tax expense	574	448

Net income	$1,502	$1,240

Weighted average basic common shares outstanding	2,230,579	2,224,559
Weighted average diluted common shares outstanding	2,281,223	2,246,657
Earnings per common share:
Basic	$0.67	$0.56
Diluted	$0.66	$0.55

See accompanying notes to consolidated financial statements.

NATIONAL BANCSHARES CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)

(dollars in thousands, except per share data)

	Three months ended
	March 31, 2015	March 31, 2014
Net income	$1,502	$1,240
Other comprehensive income:
Unrealized gains on securities:
Unrealized holding gains (losses) arising during the period	205	614
Reclassification adjustment for gains included in net income	0	(128)

Tax effect	(70)	(165)

Total other comprehensive income	135	321
Comprehensive income	$1,637	$1,561

See accompanying notes to consolidated financial statements.

NATIONAL BANCSHARES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(dollars in thousands, except per share data)

	Three months ended,
	March 31, 2015	March 31, 2014
Balance at beginning of period	$52,530	$46,582
Net income	1,502	1,240
Other comprehensive income	135	321
Exercise of stock options issued from Treasury Shares (3,521 and 400 shares)	46	6
Compensation expense under stock-based compensation plans	12	20
Cash dividends declared ($0.10 per share in 2015 and 2014)	(223)	(223)

Balance at end of period	$54,002	$47,946

See accompanying notes to consolidated financial statements.

NATIONAL BANCSHARES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(dollars in thousands, except per share data)

	Three months ended
	March 31, 2015	March 31, 2014
Net cash from operating activities	$1,820	$1,802
Cash flows from investing activities
Securities available for sale
Proceeds from maturities and repayments	2,388	3,246
Proceeds from sales	0	3,466
Purchases	(8,309)	(7,857)
Purchases of property and equipment	0	(1)
Proceeds from the sale of other real estate owned	0	46
Net change in loans	(9,243)	(14,232)

Net cash from investing activities	(15,164)	(15,332)
Cash flows from financing activities
Net change in deposits	(911)	18,032
Net change in repurchase agreements	(3,971)	(4,004)
Proceeds from the exercise of stock options	46	6
Proceeds from Federal Home Loan Bank advances	25,000	9,000
Repayments of Federal Home Loan Bank advances	(6,000)	(2,000)
Dividends paid	(223)	(223)

Net cash from financing activities	13,941	20,811

Net change in cash and cash equivalents	597	7,281
Beginning cash and cash equivalents	28,901	34,312

Ending cash and cash equivalents	$29,498	$41,593

Supplemental Disclosures
Cash paid for interest	$354	$388
Cash paid for income taxes	$0	$145
Supplemental noncash disclosures:
Transfer from loans to other real estate owned	$0	$0

See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Basis of Presentation

(dollars in thousands)

Company Organization and Financial Presentation

The accompanying consolidated financial statements include the accounts of National Bancshares Corporation (the “Company”) and its wholly owned subsidiaries, First National Bank, Orrville, Ohio (the “Bank”). All significant intercompany transactions and balances have been eliminated.

The Company provides a broad range of financial services to individuals and companies in Medina, Stark, Columbiana and Wayne Counties, Ohio. While the Company’s chief decision makers monitor the revenue streams of the various products and services, operations are managed and financial performance is evaluated on a Company-wide basis. Accordingly, all the Company’s banking operations are considered by management to be aggregated in one reportable operating segment.

The consolidated financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

The consolidated financial statements do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. These statements should be read in conjunction with the consolidated financial statements and footnotes in the Company’s annual report for the year ended December 31, 2014. The Company believes the disclosures are adequate to make the information presented not misleading; however, the results of operations and other data presented for the periods presented are not necessarily indicative of results to be expected for the entire fiscal year.

Use of Estimates

To prepare financial statements in conformity with U.S. generally accepted accounting principles, management makes estimates and assumptions based on available information. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and actual results could differ. The allowance for loan losses and fair values of financial instruments are particularly subject to change.

Cash Flows

Cash and cash equivalents include cash and deposits with other banks with original maturities under 90 days, and federal funds sold. Net cash flows are reported for customer loan and deposit transactions, repurchase agreements and other short-term borrowings.

Earnings Per Common Share

Earnings per common share is net income divided by the weighted average number of shares outstanding during the period. Diluted earnings per share includes the dilutive effect of additional potential common shares issuable under stock options. No stock options were antidilutive as of March 31, 2015. 50,000 stock options were not considered in computing diluted earnings per common share for the quarter ended March 31, 2014 because they were antidilutive.

Note 2 – Securities

(dollars in thousands)

Securities consist of the following at March 31, 2015 and December 31, 2014:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
March 31, 2015	Cost	Gains	Losses	Value
U.S. Government and federal agency	$8,000	$0	$0	$8,000
State and municipal	45,289	3,127	(17)	48,399
Mortgage-backed: residential	26,467	836	0	27,303
Equity securities	23	56	0	79

Total	$79,779	$4,019	$(17)	$83,781

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2014	Cost	Gains	Losses	Value
State and municipal	$45,081	$2,947	$(23)	$48,005
Mortgage-backed: residential	28,964	838	0	29,802
Equity securities	23	35	0	58

Total	$74,068	$3,820	$(23)	$77,865

	For the three months ended
	Mar. 31,	Mar. 31,
	2015	2014
Sales of available for sale securities were as follows:
Proceeds	$0	$3,466
Gross gains	0	128

The tax provision related to net realized gains and losses for the three months ended March 31, 2015 and 2014 was $0 and $44.

The fair value of securities at March 31, 2015 by contractual maturity were as follows. Securities not due at a single maturity date, primarily mortgage-backed securities, are shown separately.

	Amortized Cost	Fair Value
Due in one year or less	$8,680	$8,683
Due from one to five years	7,781	8,245
Due from five to ten years	16,828	18,067
Due after ten years	20,000	21,404
Mortgage-backed: residential	26,467	27,303
Equity securities	23	79

Total	$79,779	$83,781

Securities pledged at March 31, 2015 and December 31, 2014 had a fair value of $62,378 and $56,957 and were pledged to secure public deposits and repurchase agreements.

At March 31, 2015 and December 31, 2014, there were no holdings of securities of any one issuer, other than the U.S. Government and its agencies, in an amount greater than 10% of shareholders’ equity.

Securities with unrealized losses at March 31, 2015 and December 31, 2014, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:

	Less than 12 months		12 months or more		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
March 31, 2015	Value	Loss	Value	Loss	Value	Loss
State and municipal	$657	$(10)	$761	$(7)	$1,418	$(17)

Total temporarily impaired	$657	$(10)	$761	$(7)	$1,418	$(17)

	Less than 12 months		12 months or more		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
December 31, 2014	Value	Loss	Value	Loss	Value	Loss
State and municipal	$0	$0	$1,856	$(23)	$1,856	$(23)

Total temporarily impaired	$0	$0	$1,856	$(23)	$1,856	$(23)

Note 3 – Loans and Allowance for Loan Losses

(dollars in thousands)

Loans at March 31, 2015 and December 31, 2014 were as follows:

	March 31, 2015	December 31, 2014
Commercial real estate:
Commercial real estate	$66,623	$66,633
Secured by farmland	52,555	47,918
Construction and land development	15,793	19,390
Commercial:
Commercial and industrial	42,075	40,144
Agricultural production	23,092	22,528
Residential real estate:
One-to-four family	114,730	110,801
Multifamily	15,819	16,029
Construction and land development	8,617	8,443
Home equity	41,736	40,087
Consumer:
Auto:
Direct	16,432	16,875
Indirect	37	58
Other	13,869	13,269

	411,378	402,175
Unearned and deferred income	542	470
Allowance for loan losses	(4,023)	(4,063)

	$407,897	$398,582

The following table presents the activity in the allowance for loan losses by portfolio segment for the three months ended March 31, 2015:

		Commercial	Residential	Home
March 31, 2015	Commercial	Real Estate	Real Estate	Equity	Consumer	Total
Beginning balance	$1,002	$1,748	$858	$215	$240	$4,063
Provision for loan losses	198	(186)	(38)	(8)	34	0
Loans charged-off	(15)	0	0	0	(97)	(112)
Recoveries	20	0	0	1	51	72

Ending balance	$1,205	$1,562	$820	$208	$228	$4,023

The following table presents the activity in the allowance for loan losses by portfolio segment for the three months ended March 31, 2014:

		Commercial	Residential	Home
March 31, 2014	Commercial	Real Estate	Real Estate	Equity	Consumer	Total
Beginning balance	$1,050	$1,621	$839	$226	$136	$3,872
Provision for loan losses	38	10	31	33	36	148
Loans charged-off	0	0	0	(17)	(1)	(18)
Recoveries	0	0	0	0	1	1

Ending balance	$1,088	$1,631	$870	$242	$172	$4,003

The recorded investment in loans includes the principal balance outstanding, net of unearned and deferred income and including accrued interest receivable. The following table presents the balance in the allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of March 31, 2015 and December 31, 2014:

		Commercial	Residential	Home
March 31, 2015	Commercial	Real Estate	Real Estate	Equity	Consumer	Total
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$66	$0	$0	$0	$0	$66
Collectively evaluated for impairment	1,139	1,562	820	208	228	3,957

Total ending allowance balance	$1,205	$1,562	$820	$208	$228	$4,023

Recorded investment in loans
Loans individually evaluated for impairment	$721	$1,847	$367	$127	$89	$3,151
Loans collectively evaluated for impairment	64,682	133,467	138,604	42,146	30,950	409,849

Total ending loans balance	$65,403	$135,314	$138,971	$42,273	$31,039	$413,000

		Commercial	Residential	Home
December 31, 2014	Commercial	Real Estate	Real Estate	Equity	Consumer	Total
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$0	$0	$0	$0	$0	$0
Collectively evaluated for impairment	1,002	1,748	858	215	240	4,063

Total ending allowance balance	$1,002	$1,748	$858	$215	$240	$4,063

Recorded investment in loans:
Loans individually evaluated for impairment	$312	$1,919	$393	$129	$58	$2,811
Loans collectively evaluated for impairment	62,782	132,274	134,711	40,468	30,714	400,949

Total ending loans balance	$63,094	$134,193	$135,104	$40,597	$30,772	$403,760

The impact on interest income of impaired loans was immaterial to the consolidated statements of income for the three month periods ending March 31, 2015 and 2014.

The following table presents loans individually evaluated for impairment by class of loans as of March 31, 2015 and December 31, 2014:

March 31, 2015	Unpaid Principal Balance	Recorded Investment	Allowance for Loan Losses Allocated	Three-month Average Recorded Investment
With no related allowance recorded:
Real estate:
Commercial and land development	$501	$499	$0	$510
One-to-four family	367	366	0	371
Real estate construction
Commercial and land development	1,346	1,349	0	1,373
Commercial	305	306	0	308
Home equity	127	127	0	128
Consumer	89	89	0	91
With an allowance recorded:
Real estate:
Commercial and land development	0	0	0	0
One-to-four family	0	0	0	0
Real estate construction:
Commercial and land development
Commercial	416	415	66	430

	$3,151	$3,151	$66	$3,211

December 31, 2014	Unpaid Principal Balance	Recorded Investment	Allowance for Loan Losses Allocated	Average Recorded Investment
With no related allowance recorded:
Commercial real estate:
Commercial real estate	$514	$519	$0	$526
Construction and land development	1,398	1,400	0	1,470
Residential real estate:
One-to-four family	395	393	0	423
Home equity	128	129	0	131
Consumer	58	58	0	61
Commercial	311	312	0	337

	$2,804	$2,811	$0	$2,948

Nonaccrual loans and loans past due 90 days still on accrual include both smaller balance homogeneous loans that are collectively evaluated for impairment and individually classified impaired loans.

The following table presents the recorded investment in nonaccrual and loans past due over 90 days still on accrual by class of loans as of March 31, 2015 and December 31, 2014:

	March 31, 2015		December 31, 2014
		Loans Past Due		Loans Past Due
		90 or More Days		90 or More Days
	Nonaccrual	Still Accruing	Nonaccrual	Still Accruing
Commercial real estate:
Commercial real estate	$253	$0	$253	$0
Construction and land development	161	0	179	0
Commercial:
Commercial and industrial	416	27	0	33
Residential real estate:
One-to-four family	224	174	231	143
Home equity	89	7	89	16
Consumer	56	64	58	53

	$1,199	$272	$810	$245

The following table presents the aging of the recorded investment in past due loans as of March 31, 2015 by class of loans:

	30 - 59 Days Past Due(1)	60 - 89 Days Past Due	90 or More Days Past Due (2)	Total Past Due	Loans Not Past Due (3)	Total
Commercial real estate:
Commercial real estate	$0	$0	$251	$251	$66,538	$66,789
Secured by farmland	92	0	0	92	52,591	52,683
Construction and land development	0	0	0	0	15,842	15,842
Commercial:
Commercial	45	0	0	45	42,117	42,162
Agriculture production	0	0	27	27	23,214	23,241
Residential real estate:
One-to-four family	562	0	174	736	113,736	114,472
Multifamily	0	0	0	0	15,865	15,865
Construction and land development	0	0	0	0	8,634	8,634
Home equity	72	0	7	79	42,194	42,273
Consumer:
Auto:
Direct	39	27	65	131	16,912	17,043
Indirect	0	0	0	0	37	37
Other	176	91	0	267	13,692	13,959

	$986	$118	$524	$1,628	$411,372	$413,000

(1)	Includes $43 of loans on nonaccrual status.
(2)	Includes $252 of loans on nonaccrual status.
(3)	Includes $904 of loans on nonaccrual status.

The following table presents the aging of the recorded investment in past due loans as of December 31, 2014 by class of loans:

	30 - 59	60 - 89	90 or More
	Days	Days	Days	Total	Loans Not
	Past Due	Past Due	Past Due (1)	Past Due	Past Due (2)	Total
Commercial real estate:
Commercial real estate	$0	$0	$256	$256	$66,456	$66,712
Secured by farmland	93	0	0	93	47,990	48,083
Construction and land development	0	0	0	0	19,399	19,399
Commercial:
Commercial and industrial	86	0	33	119	40,227	40,346
Agricultural production	28	3	0	31	22,717	22,748
Residential real estate:
One-to-four family	563	80	188	831	109,805	110,636
Multifamily	0	0	0	0	16,049	16,049
Construction and land development	0	0	0	0	8,419	8,419
Home equity	118	0	16	134	40,462	40,596
Consumer:
Auto:
Direct	168	18	34	220	17,207	17,427
Indirect	0	0	0	0	58	58
Other	49	0	19	68	13,219	13,287

	$1,105	$101	$546	$1,752	$402,008	$403,760

(1)	Includes $298 of loans on nonaccrual status.
(2)	Includes $512 of loans on nonaccrual status

Troubled Debt Restructuring

Loans where at least one borrower has been discharged of their obligation in Chapter 7 bankruptcy, are classified as troubled debt restructurings. At March 15, 2015 and December 31, 2014, $568 and $565 thousand of loans in Chapter 7 bankruptcy status were included in total troubled debt restructurings.

The Corporation has loans with a balance of $2,467 that were individually evaluated for impairment whose loan terms have been modified in troubled debt restructurings as of March 31, 2015. No specific reserves have been allocated for these loans as of March 31, 2015. The Corporation has not committed to lend any additional amounts as of March 31, 2015 to customers with outstanding loans that are classified as troubled debt restructurings. The Corporation had loans with balances of $2,535 that were individually evaluated for impairment whose loan terms have been modified in troubled debt restructurings as of December 31, 2014. No specific reserve was allocated for these loans.

There were no loans modified as troubled debt restructurings that experienced payment default following the modification within the last twelve months. A loan is considered to be in payment default once it is 30 days contractually past due under the modified terms.

In order to determine whether a borrower is experiencing financial difficulty, an evaluation is performed of the probability that the borrower will be in payment default on any of its debt in the foreseeable future without the modification. This evaluation is performed under the Corporation’s internal underwriting policy.

Credit Quality Indicators: The Corporation categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends and other information specific to each borrower. The Corporation analyzes loans individually by classifying the loans as to credit risk. This analysis includes non-homogeneous loans, such as commercial, commercial real estate loans, and loans to commercial enterprises secured by one-to-four family residential properties. This analysis is performed on an annual basis or more frequently if management becomes aware of information affecting a borrower’s ability to fulfill its obligation. The Corporation uses the following definitions for risk ratings:

Special Mention. Loans classified as special mention have a potential weakness that deserves management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current financial condition and paying capacity of the obligor or of the collateral securing the loan. Substandard loans have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt with a distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be pass rated loans. As of March 31, 2015 and December 31, 2014, and based on the most recent analysis performed, the risk category of loans by class of loans is as follows:

		Special
March 31, 2015	Pass	Mention	Substandard	Doubtful	Total
Commercial real estate:
Commercial real estate	$63,343	$1,436	$2,010	$0	$66,789
Secured by farmland	52,683	0	0	0	52,683
Construction and land development	15,155	526	161	0	15,842
Commercial:
Commercial and industrial	41,446	481	235	0	42,162
Agricultural production	23,241	0	0	0	23,241
Residential real estate:
One-to-four family	0	0	15	0	15

	$195,868	$2,443	$2,421	$0	$200,732

		Special
December 31, 2014	Pass	Mention	Substandard	Doubtful	Total
Commercial real estate:
Commercial real estate	$62,401	$904	$3,407	$0	$66,712
Secured by farmland	48,083	0	0	0	48,083
Construction and land development	18,667	552	180	0	19,399
Commercial:
Commercial and industrial	39,440	556	350	0	40,346
Agricultural production	22,748	0	0	0	22,748
Residential real estate:
One-to-four family	0	0	16	0	16

	$191,339	$2,012	$3,953	$0	$197,304

The Company considers the performance of the loan portfolio and its impact on the allowance for loan losses. For residential and consumer loan classes, the Company also evaluates credit quality based on the aging status of the loan, which was previously presented, and by payment activity. The following table presents the recorded investment in residential and consumer loans based on payment activity as of March 31, 2015 and December 31, 2014:

	Consumer			Residential Real Estate
						One-to-four	Home
March 31, 2015	Direct	Indirect	Other	Construction	Multifamily	Family	Equity	Total
Performing	$16,922	$37	$13,959	$8,634	$15,865	$114,102	$42,177	$211,696
Nonperforming	121	0	0	0	0	355	96	572

	$17,043	$37	$13,959	$8,634	$15,865	$114,457	$42,273	$212,268

	Consumer			Residential Real Estate
						One-to-four	Home
December 31, 2014	Direct	Indirect	Other	Construction	Multifamily	Family	Equity	Total
Performing	$17,335	$58	$13,268	$8,419	$16,049	$110,262	$40,491	$205,882
Nonperforming	92	0	19	0	0	358	105	574

	$17,427	$58	$13,287	$8,419	$16,049	$110,620	$40,596	$206,456

Note 4 – Stock-Based Compensation

(dollars in thousands, except per share information)

The Company’s 2008 Equity Incentive Plan (“the Plan”), which is shareholder-approved, permits the grant of stock options or restricted stock awards, to its officers, employees, consultants and non-employee directors for up to 223,448 shares of common stock.

Option awards are granted with an exercise price equal to the fair value of the Company’s common stock at the date of grant; those option awards have vesting periods determined by the Company’s compensation committee and have terms that shall not exceed 10 years.

All options vest in five equal installments over a five year period and have a term of 10 years. Details related to the granting of the option awards, remaining outstanding and exercised options were as follows:

	Number of	Exercise	Remaining	Number
Grant Date	Options	Price	Outstanding	Exercised
May 2008	58,000	$18.03	29,000	0
October 2010	43,000	13.22	21,758	10,542
January 2012	58,000	14.10	42,913	3,087
December 2013	45,000	19.00	45,000	0
February 2014	5,000	21.00	5,000	0

The fair value of each option award is estimated on the date of grant using a closed form option valuation (Black-Scholes) model that uses the assumptions noted in the table below. Expected volatilities are based on historical volatilities of the Company’s common stock. The Company uses historical data to estimate option exercise and post-vesting termination behavior. (Employee and management options are tracked separately.) The expected term of options granted is based on historical data and represents the period of time that options granted are expected to be outstanding, which takes into account that the options are not transferrable. The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

The fair value of options granted in 2014 and the assumptions used for grants were as follows:

Fair value of options granter	$3.37
Risk-free interest rate	2.17%
Expected term (years)	7.0
Expected stock price volatility	15.16%
Dividend yield	1.52%

A summary of the activity in the stock option plan for 2015 follows:

			Weighted
		Weighted	Average	Aggregate
		Average	Remaining	Intrinsic
		Exercise	Contractual	Value
	Shares	Price	Term	(in thousands)
Outstanding - January 1, 2015	147,592	$16.45
Granted	0	0
Exercised	(3,521)	13.22
Forfeited	(400)	13.22

Outstanding - March 31, 2015	143,671	$16.53	6.6	$2,208

Fully vested and expected to vest at March 31, 2015	143,671	$16.53	6.6	$2,208

Exercisable at March 31, 2015	81,271	$15.94	5.5	$1,297

Information related to the exercise of stock options during the three months ended March 31, 2015 and 2014 follows:

	March 31, 2015	March 31, 2014
Intrinsic value of options exercised	$48	$2
Cash received from option exercises	46	6

The total compensation cost that has been charged against income for the plan was $12 and $20 for the quarters ended March 31, 2015 and 2014. The total income tax benefit was $4 and $7 for the quarters ended March 31, 2015 and 2014. As of March 31, 2015 and 2014, there was $86 and $150 of total unrecognized compensation cost related to nonvested stock options granted under the Plan. The cost as of March 31, 2015 is expected to be recognized over a weighted-average period of 3.4 years.

Note 6 – Fair Value

(dollars in thousands)

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair values:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The Corporation used the following methods and significant assumptions to estimate fair value:

Investment Securities: The fair values for investment securities are determined by quoted market prices, if available (Level 1). For securities where quoted prices are not available, fair values are calculated based on market prices of similar securities (Level 2). For securities where quoted prices or market prices of similar securities are not available, fair values are calculated using discounted cash flows or other market indicators (Level 3). Discounted cash flows are calculated using spread to swap and LIBOR curves that are updated to incorporate loss severities, volatility, credit spread and optionality. During times when trading is more liquid, broker quotes are used (if available) to validate the model. Rating agency and industry research reports as well as defaults and deferrals on individual securities are reviewed and incorporated into the calculations.

Impaired Loans: The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value.

Other Real Estate Owned: Assets acquired through or instead of loan foreclosure are initially recorded at fair value less costs to sell when acquired, establishing a new cost basis. These assets are subsequently accounted for at lower of cost or fair value less estimated costs to sell. Fair value is commonly based on recent real estate appraisals which are updated no less frequently than annually. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the independent appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value. Real estate owned properties are evaluated on a quarterly basis for additional impairment and adjusted accordingly.

Appraisals for both collateral-dependent impaired loans and real estate owned are performed by certified general appraisers (for commercial properties) or certified residential appraisers (for residential properties) whose qualifications and licenses have been reviewed and verified by the Corporation. Once received, a member of the Credit Department reviews the assumptions and approaches utilized in the appraisal as well as the overall resulting fair value in comparison with independent data sources such as recent market data or industry-wide statistics.

Assets and Liabilities Measured on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below:

	Fair Value Measurements
	at March 31, 2015 Using
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
Assets:
Available for sale securities:
U.S. Government and federal agency	$0	$8,000	$0
State and municipal	0	48,399	0
Mortgage-backed securities - residential	0	27,303	0
Equity securities	79	0	0

	Fair Value Measurements
	at December 31, 2014 Using
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
Assets:
Available for sale securities:
State and municipal	$0	$48,005	$0
Mortgage-backed securities - residential	0	29,802	0
Equity securities	58	0	0

There were no investments measured using unobservable inputs (Level 3) during 2015 and 2014, respectively.

The Company’s state and municipal security valuations were supported by analysis prepared by an independent third party. The third party uses Interactive Data Corporation (IDC) as the primary source for security valuations. IDC’s evaluations are based on market data. IDC utilizes evaluated pricing models that vary based by asset class and include available trade, bid, and other market information. Generally, the methodology includes broker quotes, proprietary models, vast descriptive terms and conditions databases, as well as extensive quality control programs. IDC evaluators follow multiple review processes to assess the available market, credit, and deal level information to support the evaluation process. If they determine sufficient objectively verifiable information is not available to support a valuation, they will discontinue evaluating that security. Given this approach, the state and municipal security with the pricing source of IDC is considered level 2.

For level 3 investments, the Company uses significant unobservable inputs that reflect a reporting entity’s own assumptions that market participants would use in pricing an asset or liability. The Company uses different valuation processes such as market approach, income approach, or the cost approach.

Assets and Liabilities Measured on a Non-Recurring Basis

Assets and liabilities measured at fair value on a non-recurring basis are summarized below:

	Fair Value Measurements
	at March 31, 2015 Using
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
Assets:
Impaired loans:
Commercial real estate	$0	$0	$248
Commercial	0	0	350
Residential real estate:
One-to-four family	0	0	166
Other real estate owned:
Commercial	0	0	254

	Fair Value Measurements
	at December 31, 2014 Using
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
Assets:
Impaired loans:
Commercial real estate	$0	$0	$232
Residential real estate:
One-to-four family	0	0	170
Other real estate owned:
Commercial	0	0	254

Impaired loans, which are measured for impairment using the fair value of the collateral for collateral dependent loans, had a principal amount of $830, with a valuation allowance of $66 at March 31, 2015. Impaired loans had an additional provision for loan loss of $66 for the three months ended March 31, 2015.

Other real estate owned had a carrying value of $254 at March 31, 2015. There were no write-downs of other real estate owned carried at fair value in 2015.

Impaired loans, which are measured for impairment using the fair value of the collateral for collateral dependent loans, had a principal amount of $431, with a valuation allowance of $29 at December 31, 2014. Loans measured at fair value during the three months ended March 31, 2014 resulted in no additional provision for loan losses.

Other real estate owned had a carrying value of $254 at December 31, 2014. There were no write-downs of other real estate owned carried at fair value in 2014.

The following table presents quantitative information about level 3 fair value measurements for financial instruments measured at fair value on a non-recurring basis at March 31, 2015:

				Range
		Valuation	Unobservable	(Weighted
	Fair value	Technique(s)	Input(s)	Average)
Commercial	$350	Sales comparison Approach	Adjustment for differences between comparable sales	36%
Impaired loans:
Commercial and land development	$248	Sales comparison approach	Adjustment for differences between comparable sales	16%
Residential real estate:
One-to-four family	$166	Sales comparison approach	Adjustment for differences between comparable sales	6%
Other real estate owned:
Commercial	$254	Sales comparison approach	Adjustment for differences between comparable sales	14%

Carrying amount and estimated fair values of financial instruments at March 31, 2015 and December 31, 2014 were as follows:

March 31, 2015	Carrying Amount	Fair Value
Financial assets
Cash and cash equivalents	$29,498	$29,498
Securities available for sale	83,781	83,781
Restricted equity securities	3,227	n/a
Loans, net	407,897	408,411
Loans held for sale	950	950
Accrued interest receivable	1,694	1,694
Financial liabilities
Deposits	$417,421	$417,725
Repurchase agreements	12,534	12,534
Federal Home Loan Bank advances	57,000	57,031
Accrued interest payable	185	185

December 31, 2014	Carrying Amount	Fair Value
Financial assets
Cash and cash equivalents	$28,901	$28,901
Securities available for sale	77,865	77,865
Restricted equity securities	3,224	n/a
Loans, net	398,582	398,186
Loans held for sale	479	496
Accrued interest receivable	1,618	1,618
Financial liabilities
Deposits	$418,332	$418,423
Repurchase agreements	16,505	16,505
Federal Home Loan Bank advances	38,000	38,028
Accrued interest payable	176	176

The methods and assumptions used to estimate fair value on the preceding tables are described as follows:

(a) Cash and Cash Equivalents: The carrying amounts of cash and short-term instruments approximate fair values.

(b) Restricted Equity Securities: It is not practical to determine the fair value of these securities due to restrictions placed on their transferability.

(c) Loans: Fair values of loans, excluding loans held for sale, are estimated as follows: For variable rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. Fair values for other loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Impaired loans are valued at the lower of cost or fair value as described previously. The methods utilized to estimate the fair value of loans do not necessarily represent an exit price.

The fair value of loans held for sale is estimated based upon binding contracts and quotes from third party investors.

(d) Deposits: The fair values disclosed for demand deposits (e.g., interest and non-interest checking, passbook savings, and certain types of money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amount). Fair values for fixed rate certificates of deposit are estimated using a discounted cash flows calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

(e) Repurchase agreements: The carrying amounts of borrowings under repurchase agreements, generally maturing within ninety days, approximate their fair values.

(f) Federal Home Loan Bank advances: The fair values of the Company’s long-term borrowings are estimated using discounted cash flow analyses based on the current borrowing rates for similar types of borrowing arrangements.

(g)	Accrued interest receivable/payable: The carrying amounts of accrued interest approximate fair value.

(h) Off-balance sheet instruments: Fair values for off-balance sheet, credit-related financial instruments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing. The fair value of commitments is not material.